SUPPLEMENT TO FIDELITY ADVISOR FOCUS FUNDS: CLASS A, CLASS T, AND INSTITUTIONAL CLASS
STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 30, 1996
The following is in addition to the information found in the "Additional Purchase, Exchange, and Redemption Information" section found on page 27.
   5. to shares in a Fidelity or Fidelity Advisor account purchased (including purchases by exchange) with proceeds of a distribution (i) from any employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)
SUPPLEMENT TO THE
PROSPECTUS FIDELITY ADVISOR FOCUS FUNDS
CLASS A AND CLASS T
DATED AUGUST 30, 1996
The following is in addition to the information found in the "Sales Charge Reductions and Waivers" section found on page 25.
       5. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below, or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)